First Quarter Report 1998

Tri-Continental Corporation
invests primarily to produce
long-term growth of both
capital and income,
while providing reasonable
current income.

                                Tri-Continental
                                  Corporation

                          Tri-Continental Corporation
                                   Managed by
                                     [LOGO]
                               J. & W. Seligman & Co.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

CETRI3a 3/98

an investment you can live with

Tri-Continental Corporation

To the Stockholders:

   Tri-Continental posted solid investment results in the first quarter of 1998. The Corporation's total return based on net asset value was 12.17%, which slightly lagged its competitive universe, as represented by the Lipper Closed-End Growth & Income Funds Average. The Corporation's total return based on market price was 11.27%. For the quarter, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) had a total return of 13.95%.

   Overall, the domestic economy experienced strong growth in the first quarter of 1998, led by consumer spending. Low inflation, steady wage increases, and ample liquidity produced a surprisingly buoyant retail spending environment. The early effects of the Asian crisis were muted. Imports from Asia helped to contain any inflationary pressures that might usually be associated with strong economic growth. In the overall global marketplace, moderate European growth helped to offset the slowdown in Asia. However, the Asian recession is far from over.

   The US equity markets continued to appreciate in the first quarter of 1998. Business activity was good, and interest rates traded in a narrow range due to a relatively stable price environment and a lack of policy change by the Federal Reserve Board. Corporate earnings generally met, and in some cases even exceeded, reduced expectations. While large-capitalization stocks once again led the advances, the stock markets began to broaden in March with the performance of medium and small-cap stocks beginning to more closely track that of the large-cap stocks.

   Although the current domestic environment is encouraging, the Asian financial crisis is not behind us. We still anticipate a slowdown in the rate of economic expansion for the balance of 1998. The impact of the reduction in Asian demand on US economic growth should become more evident later this year.

   Corporate profits are beginning to show the effects of the Asian financial crisis, particularly in the technology sector. Other economic sectors may also be impacted. We continue to maintain an investment style that emphasizes a higher dividend yield and more earnings stability than the S&P 500. We believe that the stocks in Tri-Continental's portfolio should prove rewarding, particularly if the market receives news of reduced corporate earnings growth later this year.

   We thank you for your continued support of Tri-Continental Corporation, "an investment you can live with." We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Managers and the Corporation's portfolio of investments follow this letter. Additional information on Tri-Continental's investment results appears on page 3.

By order of the Board of Directors,

/s/ William Morris
------------------------
William C. Morris
Chairman

                                                                /s/Brian T. Zino
                                                        ------------------------
                                                                   Brian T. Zino
                                                                       President

May 1, 1998

Tri-Continental Corporation

INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND ODETTE GALLI

Seligman Growth and Income Team: (from left) Rodney Collins, Margaret Doyle, Jonathan Roth, Odette Galli (Co-Portfolio Manager), (seated) Melanie Ravenell (Administrative Assistant), Charles C. Smith, Jr. (Portfolio Manager), Amy Fujii.

What were Tri-Continental's investment results in the first quarter? "Tri-Continental Corporation had a successful first quarter. The Corporation posted a total return of 12.17% based on net asset value for the three months ended March 31, 1998. The Standard & Poor's 500 Composite Stock Price Index (S&P
500) posted a total return of 13.95% for the same period. The Corporation's lag relative to the S&P 500 can be attributed to the portfolio's underweighting in technology stocks, in keeping with our investment strategy of finding stocks with yields close to that of the S&P 500. For the quarter, the Corporation's peers, as measured by the Lipper Closed-End Growth & Income Funds Average, had a total return of 12.40%, and mutual funds with similar investment objectives, as measured by the Lipper Growth & Income Funds Average, posted a total return of 11.62%. Tri-Continental Corporation's total return based on market price was 11.27%."

Which economic and market factors influenced Tri-Continental Corporation in the first quarter?
"The economy continued to grow at a healthy pace in the first quarter of 1998, contrary to year-end expectations. Despite continued weakness in Asia, the markets seemed relatively immune to the possibility of earnings disappointments, and major benchmarks continued to post record highs. Overall, this was a very positive environment for equity investors and the Corporation."

What is your investment strategy?
  "We maintained our investment  strategy of seeking stocks
with higher yields,  less volatility,  and more earnings  stability than the S&P
500. We therefore focused on domestic issues with steady earnings growth and strong fundamentals, many of which have large, yet diversified, international exposure. The most significant change to the Corporation's portfolio in the quarter was the elimination of virtually all foreign holdings, which will reduce
currency  risk  in  the   portfolio."

Which industry groups improved the Corporation's investment results? "Communications stocks posted strong results in the first quarter, supported by continued consolidation and stable earnings growth in the industry. We had overweighted the group in the fourth quarter of 1997 when their valuations were attractive. Additionally, industry groups that supply basic materials, such as chemicals and paper and forest products, as well as capital goods companies, benefited from the unexpected strength of the lasting economic expansion and saw positive first-quarter results.
                                                           (CONTINUED ON PAGE 4)

Tri-Continental Corporation
================================================================================
INVESTMENT RESULTS PER COMMON SHARE
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1998

                                                               Average Annual
                                                          ----------------------
                                               Three      One     Five      10
                                               Months*    Year    Years    Years
                                              --------    -----   -----    -----
         MARKET PRICE**                       11.27%     39.32%  16.49%   15.95%

         NET ASSET VALUE**                    12.17      39.51   18.63    16.89

         LIPPER CLOSED-END
           GROWTH & INCOME
           FUNDS AVERAGE***                    12.40    40.90    18.64    16.20

         S&P 500***                            13.95    48.00    22.40    18.94

PRICE PER SHARE

                                          March 31, 1998    December 31, 1997
                                         ----------------  -------------------
         Market Price                        $29.5625            $26.6875

         Net Asset Value                       35.80               32.06

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                                              Capital Gain
                                                           ---------------------
                                          Dividends Paid+  Realized   Unrealized
                                          ---------------  ---------  ----------
                                               $0.13        $1.81++    $10.05+++

  ----------------------------------------------------------------------------
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *  Returns for periods of less than one year are not annualized.

 ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

*** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

  + Preferred Stockholders were paid dividends totaling $0.625 per share. ++ Excludes $1.85 of undistributed realized capital gains from 1997.

+++ Represents the per share amount of net unrealized appreciation of portfolio securities as of March 31, 1998.
================================================================================

TRI-CONTINENTAL CORPORATION

Which industries impaired the Corporation's results?
"The weakest stocks in the portfolio were tobacco companies, due to regulatory concerns and ongoing discussions with governmental authorities. Additionally, the portfolio has been, and will remain, underweighted in technology stocks as few of these companies have attractive dividend yields. The Corporation's holdings are concentrated in the largest, most-established corporations that have stable earnings growth. The Corporation's underweighting in the technology sector slightly diminished investment results as these stocks surged in the first quarter."

What is the outlook?
"We expect that problems relating to the widespread recession in Asia will endure for some time. However, continued above-average economic growth with price stability in the US provides a positive environment for the equity markets. In addition, US financial markets continue to be supported by massive foreign inflows, and, thus far, seem immune to the reduced trade and sales consequences of the slowdown in Asian consumption. As long as demand for US securities holds up, the economy continues to grow, and inflation remains low, the equity markets should remain buoyant. However, we are maintaining our disciplined investment strategy amid all this positive market sentiment. We will continue to focus on companies with strong fundamentals that should be less vulnerable if there are market fluctuations later in 1998."

Tri-Continental Corporation

Largest Portfolio Changes
January 1 to March 31, 1998

                                                                  Shares
                                                             -------------------
                                                                        HOLDINGS
ADDITIONS                                                    INCREASE    3/31/98
                                                             --------   --------
COMMON STOCKS
American General Corporation                                 600,000   1,000,000
American Home
Products Corporation                                         350,000     650,000
Baxter International Inc.                                    650,000     650,000
Chevron Corporation                                          480,000     480,000
Edison International                                       1,500,000   1,500,000
General Mills, Inc.                                          520,000     520,000
International Business
Machines Corporation                                         279,000     605,000
Marsh & McLennan
Companies, Inc.                                              520,000     520,000
Mobil Corporation                                            550,000     950,000
US WEST
Communications Group                                         740,000     740,000


                                                            Shares or Prin. Amt.
                                                            --------------------
                                                                        HOLDINGS
REDUCTIONS                                                    DECREASE   3/31/98
                                                             --------   --------
COMMON STOCKS
Applied Materials, Inc.                                      965,000shs.      --
Arrow Electronics, Inc.                                      800,000          --
Compaq Computer
Corporation                                                1,250,000(1)       --
Disney (Walt) Company                                        250,000          --
First Union Corporation                                      700,000          --
ING Groep N.V.                                               437,624          --
KLA-Tencor Corporation                                       630,000          --
US Government Securities
US Treasury Notes, 53/4%,
 11/30/2002                                              $35,000,000          --
US Treasury Notes, 57/8%,
 2/15/2004                                                40,000,000          --
US Treasury Notes, 61/4%,
 2/15/2007                                                50,000,000          --

Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

(1) Includes 625,000 shares received as a result of 2-for-1 stock split.

10 Largest Holdings
March 31, 1998
================================================================================
                                                                       Value
                                                                    ------------
General Electric Company                                            $137,900,000
Exxon Corporation                                                    103,804,375
Mobil Corporation                                                     72,793,750
Microsoft Corporation                                                 70,680,313
American International Group                                          69,895,313
United Technologies Corporation                                       67,849,687
The Bank of New York Company, Inc.                                    67,837,500
Bristol-Myers Squibb Company                                          66,238,438
Merck & Co., Inc.                                                     66,113,125
American General Corporation                                          64,687,500
================================================================================
                                                                               5

TRI-CONTINENTAL CORPORATION
PORTFOLIO OF INVESTMENTS (unaudited)

                                                       Shares            Value
                                                       -------         ---------
COMMON STOCKS - 96.6%
AEROSPACE - 2.6%
General Dynamics Corporation                           375,000    $   32,296,875
United Technologies Corporation                        735,000        67,849,687
                                                                  --------------
                                                                  $  100,146,562
                                                                  --------------

AUTOMOTIVE AND
 RELATED - 4.0%
Chrysler Corporation                                 1,385,000    $   57,564,063
Dana Corporation                                       575,000        33,457,812
Eaton Corporation                                      235,000        22,369,063
Harley-Davidson Inc.                                 1,200,000        39,600,000
                                                                  --------------
                                                                  $  152,990,938
                                                                  --------------
BASIC MATERIALS - 0.9%
Aluminum Company of America                            490,000    $   33,718,125
                                                                  --------------
BUILDING AND
 CONSTRUCTION - 0.6%
Sherwin-Williams Corporation                           600,000    $   21,300,000
                                                                  --------------
ChemicalS - 2.1%
duPont (E.I.) de Nemours
  and Company                                          595,000    $   40,460,000
The B. F. Goodrich Company                             810,000        41,360,625
                                                                  --------------
                                                                  $   81,820,625
                                                                  --------------
COMMUNICATIONS - 7.9%
Ameritech Corporation                                  955,000    $   47,212,812
Bell Atlantic Corporation                              425,000        43,562,500
GTE Corporation                                        770,000        46,103,750
SBC Communications, Inc.                             1,070,000        46,678,750
Sprint Corporation                                     385,000        26,059,688
US WEST Communications
Group                                                  740,000        40,515,000
WorldCom, Inc.*                                      1,220,000        52,498,125
                                                                  --------------
                                                                  $  302,630,625
                                                                  --------------
COMPUTER AND
BUSINESS SERVICES - 6.2%
Intel Corporation                                      640,000    $   49,940,000
International Business
Machines Corporation                                   605,000        62,844,375
Microsoft Corporation*                                 790,000        70,680,313
Xerox Corporation                                      490,000        52,154,375
                                                                  --------------
                                                                  $  235,619,063
                                                                  --------------
CONSUMER GOODS
 AND SERVICES - 12.5%
Anheuser-Busch Companies, Inc.                      1,180,000     $   54,648,750
Coca-Cola Company                                     770,000         59,626,875
ConAgra, Inc.                                       1,795,000         57,664,375
General Mills, Inc.                                   520,000         39,520,000
PepsiCo, Inc.                                       1,190,000         50,798,125
Philip Morris Companies, Inc.                       1,530,000         63,781,875
Procter & Gamble Company                              600,000         50,625,000
RJR Nabisco Holdings
  Corporation                                       1,375,000         43,054,688
Sara Lee Corporation                                  975,000         60,084,375
                                                                  --------------
                                                                  $  479,804,063
                                                                  --------------

DIVERSIFIED - 1.3%
AlliedSignal Inc.                                   1,180,000     $   49,560,000
                                                                  --------------

DRUGS AND
HEALTH CARE - 10.4%

Abbott Laboratories                                   540,000     $   40,668,750
American Home Products
  Corporation                                         650,000         61,993,750
Baxter International Inc.                             650,000         35,831,250
Bristol-Myers Squibb Company                          635,000         66,238,438
Johnson & Johnson                                     650,000         47,653,125
Merck & Co., Inc.                                     515,000         66,113,125
Pfizer Inc.                                           320,000         31,900,000
Schering-Plough Corporation                           570,000         46,561,875
                                                                  --------------
                                                                  $  396,960,313
                                                                  --------------

ELECTRIC AND
 GAS UTILITIES - 3.5%
Edison International                                1,500,000     $   44,062,500
Unicom Corporation                                  1,155,000         40,425,000
The Williams Companies, Inc.                        1,515,000         48,480,000
                                                                  --------------
                                                                  $  132,967,500
                                                                  --------------
ELECTRONICS - 3.4%
AMP Inc.                                              665,000     $   29,135,312
Raytheon Company                                    1,055,000         61,585,625
Thomas & Betts Corporation                            600,000         38,400,000
                                                                  --------------
                                                                  $  129,120,937
                                                                  --------------
ENERGY - 9.9%
Amoco Corporation                                     400,000     $   34,550,000
Baker Hughes Incorporated                             300,000         12,075,000

                                                                  March 31, 1998
TRI-CONTINENTAL CORPORATION
                                                       Shares            Value
                                                       -------         ---------
ENERGY (continued)
Chevron Corporation                                    480,000    $   38,550,000
Exxon Corporation                                    1,535,000       103,804,375
Mobil Corporation                                      950,000        72,793,750
Royal Dutch Petroleum Company                        1,030,000        58,516,875
Schlumberger Ltd.                                      200,000        15,150,000
Texaco Inc.                                            720,000        43,380,000
                                                                  --------------
                                                                  $  378,820,000
                                                                  --------------
FINANCE AND
 INSURANCE - 16.4%
ACE Limited                                            900,000    $   33,918,750
Ahmanson (H. F.) & Company                             800,000        62,000,000
American General Corporation                         1,000,000        64,687,500
American International Group, Inc.                     555,000        69,895,313
BankAmerica Corporation                                555,000        45,856,875
The Bank of New York
 Company, Inc.                                       1,080,000        67,837,500
Citicorp                                               200,000        28,400,000
Federal National Mortgage
 Association                                           720,000        45,540,000
General Re Corporation                                  75,000        16,546,875
Marsh & McLennan
Companies, Inc.                                        520,000        45,402,500
Mellon Bank Corporation                                750,000        47,625,000
St. Paul Companies, Inc.                               555,000        49,464,375
Travelers Incorporated                                 810,000        48,600,000
                                                                  --------------
                                                                  $  625,774,688
                                                                  --------------

MANUFACTURING AND
 INDUSTRIAL EQUIPMENT - 5.7%
Deere & Company, Inc.                                  505,000    $   31,278,437
GATX Corporation                                       380,000        29,640,000
General Electric Company                             1,600,000       137,900,000
Illinois Tool Works, Inc.                              300,000        19,425,000
                                                                  --------------
                                                                  $  218,243,437
                                                                  --------------
PAPER AND
 FOREST PRODUCTS - 2.8%
Fort James Corporation                                 865,000    $   39,627,812
The Mead Corporation                                 1,080,000        38,677,500
Union Camp Corporation                                 500,000        29,875,000
                                                                  --------------
                                                                  $  108,180,312
                                                                  --------------
PUBLISHING- 0.8%
Gannet Company, Inc.                                   400,000    $   28,750,000
                                                                  --------------
REAL ESTATE
 INVESTMENT TRUST- 0.3%
Security Capital US Realty Trust                     1,000,000    $   13,200,000
                                                                  --------------
RETAIL TRADE-3.7%
May Department Stores Company                          795,000    $   50,482,500
J. C. Penney Company, Inc.                             735,000        55,630,313
Wal-Mart Stores, Inc.                                  705,000        35,822,812
                                                                  --------------
                                                                  $  141,935,625
                                                                  --------------
STEEL - 0.6%
Allegheny Teledyne Inc.                                874,000    $   24,330,375
                                                                  --------------
TRANSPORTATION - 1.0%
Norfolk Southern Corporation                         1,055,000    $   39,430,625
                                                                  --------------
TOTAL COMMON STOCKS
  (Cost: $2,632,831,937)                                          $3,695,303,813
                                                                  --------------
TRI-CONTINENTAL FINANCIAL
  DIVISION+ - 0.5%
  (COST: $16,941,337)                                             $   17,556,810
                                                                  --------------
SHORT-TERM HOLDINGS - 1.4%
  (COST: $ 52,000,000)                                            $   52,000,000
                                                                  --------------
TOTAL INVESTMENTS - 98.5%
  (COST: $2,701,773,274)                                          $3,764,860,623
                                                                  --------------
OTHER ASSETS
  LESS LIABILITIES - 1.5%                                             58,203,726
                                                                  --------------
NET INVESTMENT ASSETS - 100.0%                                    $3,823,064,349
                                                                  ==============
*  Non-income producing security.
+  Restricted securities.
Note: Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

TRI-CONTINENTAL CORPORATION

For information about your Corporation, call or write Corporate Communications,
J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017. If you want information about your investment account, call or write Stockholder Services, Seligman Data Corp., at the same address.

IMPORTANT TELEPHONE NUMBERS

================================================================================
STOCKHOLDER                  RETIREMENT PLAN            24-HOUR AUTOMATED
SERVICES                     SERVICES                   TELEPHONE ACCESS SERVICE
(800) TRI-1092               (800) 445-1777             (800) 622-4597
(8:30 a.m. to 6:00 p.m. EST) (8:30 a.m. to 6:00 p.m. EST)
================================================================================





8